SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       July 1,
1996


           GTE HAWAIIAN TELEPHONE COMPANY INCORPORATED

     (Exact name of registrant as specified in its charter)


     Hawaii                   2-33059                99-0049500

  (State or other           (Commission            (IRS Employer
  jurisdiction of           File Number)        Identification
No.)
  incorporation)


  600 Hidden Ridge, HQE04B12 - Irving, Texas        75038

   (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code     214-718-
5600



           GTE HAWAIIAN TELEPHONE COMPANY INCORPORATED

                            FORM 8-K

                       ITEM OF INFORMATION




ITEM 7.  Financial Statements and Exhibits

(c)    Exhibits

       1.1 -     Revised Form of Purchase Agreement, including
       Standard Purchase Agreement Provisions (July 1996
       Edition), to Registration Statement on Form S-3 (File No.
       33-57743).

       4.2 -     Revised Form of Board Resolution to
       Registration Statement on Form
            S-3 (File No. 33-57743) under which the Debentures referenced therein are to be issued.

       4.3 -     First Supplemental Indenture dated as of July
       1, 1996 between GTE Hawaiian Telephone Company
       Incorporated and Hawaiian Trust Company, Limited, as trustee.

       26  -     Revised Form of Invitation for Bids pertaining
       to Registration Statement on Form S-3 (File No. 33-
       57743).




                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           GTE HAWAIIAN TELEPHONE COMPANY
INCORPORATED
                                (Registrant)




Date:  July 1, 1996        BY   PETER K. PLAUT
                                PETER K. PLAUT
                                Vice President









































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